JANUS ADVISER SERIES
                         Janus Adviser Money Market Fund

                     Supplement Dated September 25, 2000, to
             Statement of Additional Information Dated July 31, 2000

     THIS INFORMATION SUPPLEMENTS THE STATEMENT OF ADDITIONAL INFORMATION FOR JANUS ADVISER MONEY MARKET FUND OF JANUS ADVISER SERIES DATED JULY 31, 2000. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENT(S) AND THE STATEMENT OF ADDITIONAL INFORMATION TOGETHER CONSTITUTE A CURRENT STATEMENT OF ADDITIONAL INFORMATION. TO REQUEST A CURRENT COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CONTACT YOUR PLAN SPONSOR, BROKER OR OTHER FINANCIAL INTERMEDIARY.

    I. Effective September 25, 2000, James P. Craig is no longer a Trustee or a Vice President of the Fund.

    II. Effective September 25, 2000, Steven R. Goodbarn is no longer Vice President and Chief Financial Officer of the Fund.



























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